UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-23072
                                                    -----------

                 First Trust Dynamic Europe Equity Income Fund
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2015
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST
DYNAMIC EUROPE
EQUITY INCOME FUND
(FDEU)

                                 ANNUAL REPORT
                                 FOR THE PERIOD
                               SEPTEMBER 24, 2015
                          (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 2015

FIRST TRUST

HENDERSON
GLOBAL INVESTORS

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                                 ANNUAL REPORT
                               DECEMBER 31, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statement of Changes in Net Assets..........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Registered Public Accounting Firm.....................  22
Additional Information......................................................  23
Board of Trustees and Officers..............................................  28
Privacy Policy..............................................................  30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dynamic Europe Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Henderson are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filing.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2015

Dear Shareholders:

Thank you for your investment in First Trust Dynamic Europe Equity Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the time period since the Fund's inception (September 24, 2015) to December 31, 2015, including a performance analysis and a market outlook. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While overall there was slower economic growth in the European markets, and the Euro was off approximately 3% compared to the U.S. dollar (Bloomberg), we are pleased that over the three months the Fund was in operation, its net asset value ("NAV") was stable. The Fund's NAV was $19.10 as of its inception date and $19.07 as of December 31, 2015. As well, investors received the first distribution of income from the Fund in early December.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite the ups and downs in the market. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception nearly 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
"AT A GLANCE"
AS OF DECEMBER 31, 2015 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                              FDEU
Common Share Price                                           $17.16
Common Share Net Asset Value ("NAV")                         $19.07
Premium (Discount) to NAV                                    (10.02)%
Net Assets Applicable to Common Shares                 $328,647,814
Current Monthly Distribution per Common Share (1)            $0.121
Current Annualized Distribution per Common Share             $1.452
Current Distribution Rate on Closing Common Share Price (2)    8.46%
Current Distribution Rate on NAV (2)                           7.61%
-------------------------------------------------------------------

-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price    NAV
9/24/15     $20.00                $19.10
9/15         20.00                 19.06
             20.03                 19.23
             20.04                 19.91
             20.00                 20.04
             20.00                 20.10
10/15        20.00                 19.90
             20.00                 19.55
             18.42                 19.04
             18.65                 19.64
11/15        18.03                 19.51
             18.33                 19.37
             17.26                 18.58
             17.02                 18.73
             17.25                 19.24
12/15        17.16                 19.07


----------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------
                                                                    Cumulative Total Return
                                                                   -------------------------
                                                                     Inception (9/24/2015)
                                                                         to 12/31/2015
FUND PERFORMANCE (3)
NAV                                                                          0.52%
Market Value                                                               -13.61%

INDEX PERFORMANCE
MSCI Europe Index                                                            4.30%
----------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Roche Holding AG (CHF)                        4.2%
Orange SA (EUR)                               3.8
Novartis AG (CHF)                             3.7
Zurich Insurance Group AG (CHF)               3.5
Vodafone Group PLC (GBP)                      3.3
Nestle SA (CHF)                               3.0
Syngenta AG (CHF)                             3.0
Imperial Tobacco Group PLC (GBP)              2.9
Deutsche Post AG (EUR)                        2.8
HSBC Holdings PLC (GBP)                       2.7
-----------------------------------------------------
                                     Total   32.9%
                                            ======


-----------------------------------------------------
                                          % OF TOTAL
COUNTRY ALLOCATION                        INVESTMENTS
-----------------------------------------------------
United Kingdom                               31.7%
France                                       24.0
Switzerland                                  21.8
Germany                                       5.8
Netherlands                                   5.4
Luxembourg                                    3.8
Italy                                         3.5
Spain                                         2.1
Norway                                        1.9
-----------------------------------------------------
                                     Total  100.0%
                                            ======


-----------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Financials                                   27.6%
Health Care                                  13.9
Consumer Staples                             13.2
Consumer Discretionary                       11.7
Telecommunication Services                    9.0
Industrials                                   7.7
Utilities                                     7.2
Materials                                     5.8
Energy                                        3.9
-----------------------------------------------------
                                     Total  100.0%
                                            ======


(1) Most recent distribution paid or declared through 12/31/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


MARKET RECAP

The MSCI Europe Index (the "Index") gained slightly over the period from the Fund's inception through December 31, 2015. The performance of the region in dollar terms was impacted by further weakness in both the Euro and Sterling, particularly during December. In local currency terms, European stock markets recovered from the sell-off earlier in the year, driven by improving economic data for the region. Natural resource prices continued to fall over the period as supply in several markets continued to grow, impacting the oil, gas and materials sectors, and reducing inflation expectations. The European Central Bank ("ECB") committed to extending its Quantitative Easing ("QE") program in response to persistent low levels of inflation.

PERFORMANCE ANALYSIS

The Fund was launched on September 24, 2015. The raised proceeds of the Fund were invested immediately in European dividend-paying equities. The net asset value total return was positive for the quarter, and the Fund commenced paying monthly distributions in December. The market price return of Common Shares in the Fund was negative over the period, as the result of the Common Shares moving from a premium to net asset value at the start of the period to a discount at the end.

The Index returned 2.5% over the fourth quarter. After a sharp selloff over summer, markets recovered and were driven by positive European economic data. This resulted in the outperformance of some economically exposed sectors, including the automotive and insurance sectors. Weakness in commodity prices resulted in weak performance from the resources and oil service sectors. Sectors exposed to emerging market economies were weak, including luxury goods and some areas of the industrials sector.

The Fund underperformed the Index over the period. The most significant detractors to performance over the period were companies with exposure to emerging market economies, particularly China. Hugo Boss reported weak sales figures, in common with much of the luxury goods sector, and mining conglomerates Rio Tinto and BHP Billiton were impacted by ongoing weak commodity prices. The portfolio did not have a significantly larger exposure to emerging markets than the Index, and was underweight the energy sector, but these exposures were enough to impact relative performance. The leverage utilized by the Fund generated positive capital returns and helped enhance income generation.

At a stock level, the most significant positive contributors to performance over the period included crop protection and seed manufacturer Syngenta, which has been linked with several parties as a takeover candidate. French telecommunications companies Orange and Numericable also performed well on speculation that the industry could consolidate further. Within the financials sector, the Fund's overweight position versus the Index in insurance and diversified financials, and underweight position in banks, were positive performance drivers.

The Fund utilizes a dynamic currency hedging process to mitigate the risk of adverse currency movements on the portfolio. Throughout the period, the Fund borrowed in Euros and utilized foreign currency forward contracts to provide some protection against the Euro weakness versus the U.S. dollar over the period. In December, a forward currency contract was put in place to mitigate the risk of Sterling weakness due to concerns regarding the United Kingdom's potential referendum on European Union membership. The currency hedging activities were a positive contributor to performance over the period.

The Fund utilizes an option overlay strategy to generate additional income for investors. The option overlay strategy performed as expected during the performance period from the Fund launch through December 31, 2015. Approximately 30% of the gross assets of the Fund are overwritten using index call options on the EuroStoxx 50 Index. The alternatives team at First Trust invested the option strategy throughout the month of October. The team was able to dollar cost average into a fully invested portfolio as the strong equity rally (+10.38% in October for the EuroStoxx 50 Index) benefitted the Fund's equity holdings and allowed the First Trust alternatives team to write options at higher strikes throughout the month. After full implementation of the overlay strategy, the option portfolio was a slight drag on the Fund's performance in November as the EuroStoxx 50 Index rallied 2.73% during the month. However, in December global equities once again declined upon growth concerns, with the EuroStoxx 50 Index declining 6.70%, benefitting the option overlay portfolio. Overall, the option strategy generated a small positive contribution to the Fund's performance during the period and accomplished the Fund's overall strategy goal of generating option premium cash flow to support the overall Fund distribution.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                                 ANNUAL REPORT
                         DECEMBER 31, 2015 (UNAUDITED)


MARKET AND FUND OUTLOOK

Expected economic growth in the Eurozone area is picking up. Gross Domestic Product forecasts for countries such as France, Germany and Spain have been gradually revised upwards in recent months. As a natural resources importer, we believe the European region should continue to benefit from low oil and gas prices. During 2015, the ECB introduced monetary policy aimed at stimulating growth and inflation and reinforced its commitment to this in December. We expect these factors to be supportive for European consumers, and help the earnings of European companies recover from depressed levels. European interest rates remain very low and are not expected to rise for some time. We expect a continuing demand for companies with attractive and sustainable dividend yields, such as those held in the portfolio.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2015

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS - 117.2%

              AIR FREIGHT & LOGISTICS - 3.5%
     410,955  Deutsche Post AG (a) (b)...........................  $   11,489,401
                                                                   --------------
              BANKS - 9.8%
   1,526,423  Barclays PLC (a) (b)...............................       4,913,204
     169,059  BNP Paribas S.A. (a) (b)...........................       9,564,907
   1,386,341  HSBC Holdings PLC (a) (b)..........................      10,944,075
     502,046  ING Groep N.V. (b).................................       6,792,701
                                                                   --------------
                                                                       32,214,887
                                                                   --------------
              BEVERAGES - 2.9%
     354,833  Diageo PLC (a) (b).................................       9,689,694
                                                                   --------------
              BUILDING PRODUCTS - 3.0%
     225,643  Cie de Saint-Gobain (a) (b)........................       9,778,302
                                                                   --------------
              CHEMICALS - 4.5%
      67,530  Johnson Matthey PLC (a) (b)........................       2,641,630
      31,115  Syngenta AG (a) (b)................................      12,178,508
                                                                   --------------
                                                                       14,820,138
                                                                   --------------
              CONSUMER FINANCE - 2.3%
     116,232  Cembra Money Bank AG (a) (b).......................       7,455,293
                                                                   --------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 7.0%
     922,591  Orange S.A. (a) (b)................................      15,431,009
     464,808  Telenor ASA (a) (b)................................       7,747,686
                                                                   --------------
                                                                       23,178,695
                                                                   --------------
              ELECTRIC UTILITIES - 5.2%
   2,038,892  Enel S.p.A. (a) (b)................................       8,549,697
     100,890  Red Electrica Corp. S.A. (a) (b)...................       8,427,307
                                                                   --------------
                                                                       16,977,004
                                                                   --------------
              FOOD PRODUCTS - 3.8%
     166,377  Nestle S.A. (a) (b)................................      12,351,039
                                                                   --------------
              GAS UTILITIES - 1.8%
   1,108,992  Snam S.p.A. (a) (b)................................       5,787,762
                                                                   --------------
              INSURANCE - 13.0%
     342,588  AXA S.A. (a) (b)...................................       9,360,729
      32,729  Muenchener Rueckversicherungs-Gesellschaft AG in
                 Muenchen (a) (b)................................       6,520,833
     274,194  Prudential PLC (a) (b).............................       6,177,451
     171,398  SCOR SE (a) (b)....................................       6,413,326
      55,945  Zurich Insurance Group AG (a) (b)..................      14,372,271
                                                                   --------------
                                                                       42,844,610
                                                                   --------------
              MEDIA - 12.8%
     301,724  Lagardere SCA (a) (b)..............................       9,003,878
      85,413  Numericable-SFR SAS (a) (b)........................       3,102,881
     301,947  Reed Elsevier N.V. (a) (b).........................       5,085,482
      94,167  RTL Group S.A. (a) (b).............................       7,871,404
     278,650  SES Global (a) (b).................................       7,721,311
     409,879  WPP PLC (a) (b)....................................       9,427,947
                                                                   --------------
                                                                       42,212,903
                                                                   --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

              METALS & MINING - 2.6%
     248,428  BHP Billiton PLC (a) (b)...........................  $    2,770,424
     202,484  Rio Tinto PLC (a) (b)..............................       5,895,377
                                                                   --------------
                                                                        8,665,801
                                                                   --------------
              MULTI-UTILITIES - 2.0%
     481,539  National Grid PLC (a) (b)..........................       6,641,186
                                                                   --------------
              OIL, GAS & CONSUMABLE FUELS - 4.8%
     357,313  Royal Dutch Shell PLC (a) (b)......................       8,149,264
     167,545  TOTAL S.A. (a) (b).................................       7,511,276
                                                                   --------------
                                                                       15,660,540
                                                                   --------------
              PERSONAL PRODUCTS - 3.1%
     230,391  Unilever N.V. (b)..................................      10,041,386
                                                                   --------------
              PHARMACEUTICALS - 17.2%
     151,829  AstraZeneca PLC (a) (b)............................      10,255,647
     168,387  GlaxoSmithKline PLC (a) (b)........................       3,400,717
     175,383  Novartis AG (a) (b)................................      15,086,319
      61,403  Roche Holding AG (a) (b)...........................      17,015,288
     127,665  Sanofi (a) (b).....................................      10,879,837
                                                                   --------------
                                                                       56,637,808
                                                                   --------------
              PROFESSIONAL SERVICES - 3.1%
       5,360  SGS S.A. (a) (b)...................................      10,186,683
                                                                   --------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.5%
     182,851  Nexity S.A. (a) (b)................................       8,099,656
                                                                   --------------
              TEXTILES, APPAREL & LUXURY GOODS - 1.7%
      66,897  Hugo Boss AG (a) (b)...............................       5,519,614
                                                                   --------------
              TOBACCO - 6.6%
     176,409  British American Tobacco PLC (a) (b)...............       9,796,703
     224,220  Imperial Tobacco Group PLC (a) (b).................      11,842,774
                                                                   --------------
                                                                       21,639,477
                                                                   --------------
              WIRELESS TELECOMMUNICATION SERVICES - 4.0%
   4,086,923  Vodafone Group PLC (a) (b).........................      13,252,938
                                                                   --------------
              TOTAL COMMON STOCKS................................     385,144,817
              (Cost $386,802,318)                                  --------------

REAL ESTATE INVESTMENT TRUSTS - 6.7%

              REAL ESTATE INVESTMENT TRUSTS - 6.7%
     127,105  Icade (a) (b)......................................       8,531,283
     162,666  Eurocommercial Properties N.V. (a) (b).............       7,027,220
     548,780  British Land Co., PLC (a) (b)......................       6,349,861
                                                                   --------------
              TOTAL REAL ESTATE INVESTMENT TRUSTS................      21,908,364
              (Cost $23,056,780)                                   --------------

              TOTAL INVESTMENTS - 123.9%.........................     407,053,181
              (Cost $409,859,098) (c)                              --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

 NUMBER OF
 CONTRACTS                        DESCRIPTION                          VALUE
------------  ---------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.7%)

              EURO STOXX 50 PRICE
         581  @ $3,525 due January 2016..........................  $      (10,097)
         578  @  3,525 due January 2016..........................         (10,056)
                                                                   --------------
                                                                          (20,153)
                                                                   --------------
              EURO STOXX 50 PRICE
         580  @  3,500 due February 2016.........................        (136,111)
                                                                   --------------
              EURO STOXX 50 PRICE
         927  @  3,325 due March 2016............................      (1,092,733)
                                                                   --------------
              EURO STOXX 50 PRICE
         768  @  3,325 due March 2016............................        (905,764)
                                                                   --------------
              TOTAL CALL OPTIONS WRITTEN.........................      (2,154,761)
              (Premiums received $3,707,791)                       --------------

              OUTSTANDING LOAN - (27.1%).........................     (89,113,498)

              NET OTHER ASSETS AND LIABILITIES - 3.9%............      12,862,892
                                                                   --------------
              NET ASSETS - 100.0%................................  $  328,647,814
                                                                   ==============

-----------------------------

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At December 31, 2015, securities noted as such are valued at $390,219,094 or 118.73% of net assets. These securities are fair valued using a factor provided by an independent pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(b) All or a portion of this security serves as collateral on the outstanding loan.

(c) Aggregate cost for federal income tax purposes is $409,899,706. As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,112,429 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $19,958,954.

Currency Abbreviations:
      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2015        PRICES          INPUTS          INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
Common Stocks:
   Banks...........................................    $  32,214,887   $   6,792,701   $  25,422,186   $          --
   Personal Products ..............................       10,041,386      10,041,386              --              --
   Other Industry Categories*......................      342,888,544              --     342,888,544              --
                                                       -------------   -------------   -------------   -------------
Total Common Stocks................................      385,144,817      16,834,087     368,310,730              --
Real Estate Investment Trusts......................       21,908,364              --      21,908,364              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................      407,053,181      16,834,087     390,219,094   $          --
Forward Foreign Currency Contracts**...............          939,717              --         939,717              --
                                                       -------------   -------------   -------------   -------------
Total..............................................    $ 407,992,898   $  16,834,087   $ 391,158,811              --
                                                       =============   =============   =============   =============

                                                 LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2015        PRICES          INPUTS          INPUTS
                                                       -------------   -------------   -------------   -------------
Call Options Written...............................    $  (2,154,761)  $          --   $  (2,154,761)  $          --
                                                       =============   =============   =============   =============

*     See Portfolio of Investments for industry breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2015. The securities classified as Level 2 in the above table are listed as such because on December 31, 2015 they were fair valued using a factor provided by a pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded and would typically be classified as Level 1. The inputs or methodologies used for valuing securities and classifying them in one of the three levels of the fair value hierarchy are not necessarily an indication of the risk associated with investing in those securities.


Page 8                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2015


FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                            FORWARD FOREIGN CURRENCY CONTRACTS
                               -------------------------------------------------------------
                                                                               PURCHASE         SALE                UNREALIZED
 SETTLEMENT                          AMOUNT                AMOUNT             VALUE AS OF      VALUE AS OF          APPRECIATION
    DATE        COUNTERPARTY     PURCHASED (1)            SOLD (1)         DECEMBER 31, 2015   DECEMBER 31, 2015   (DEPRECIATION)
-------------   ------------   ------------------   --------------------   -----------------   -----------------   --------------
  02/04/16          BNS        USD     32,000,000   GBP       21,097,742      $32,000,000         $31,104,905      $      895,095
  02/04/16          BNS        USD     40,000,000   EUR       36,738,051       40,000,000          39,955,378              44,622
                                                                                                                   --------------
Net Unrealized Appreciation (Depreciation)......................................................................   $      939,717
                                                                                                                   ==============

(1)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
  BNS   Bank of Nova Scotia


CURRENCY EXPOSURE                   % OF TOTAL
DIVERSIFICATION                   INVESTMENTS (2)
-------------------------------------------------
Euro                                   38.4%
Swiss Franc                            21.7
British Pound Sterling                 20.3
United States Dollar                   17.7
Norwegian Krone                         1.9
-------------------------------------------------
                             Total    100.0%
                                      ======

(2)   The weightings include the impact of currency forwards.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS:
Investments, at value
   (Cost $409,859,098)............................................................................   $407,053,181
Cash..............................................................................................     12,341,609
Foreign currency (Cost $357,992)..................................................................        357,289
Unrealized appreciation (depreciation) on forward foreign currency contracts......................        939,717
Receivables:
   Dividends......................................................................................        509,596
Prepaid expenses..................................................................................          5,869
                                                                                                     ------------
   Total Assets...................................................................................    421,207,261
                                                                                                     ------------

LIABILITIES:
Outstanding loan..................................................................................     89,113,498
Options written, at value (Premiums received $3,707,791)..........................................      2,154,761
Payables:
   Investment advisory fees.......................................................................        390,558
   Investment securities purchased................................................................        340,950
   Offering costs.................................................................................        258,000
   Interest and fees due on loan..................................................................        133,051
   Administrative fees............................................................................         45,304
   Audit and tax fees.............................................................................         44,700
   Printing fees..................................................................................         37,315
   Custodian fees.................................................................................         28,976
   Transfer agent fees............................................................................          8,579
   Financial reporting fees.......................................................................            771
   Trustees' fees and expenses....................................................................            196
Other liabilities.................................................................................          2,788
                                                                                                     ------------
   Total Liabilities..............................................................................     92,559,447
                                                                                                     ------------
NET ASSETS........................................................................................   $328,647,814
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital...................................................................................   $328,297,124
Par value.........................................................................................        172,319
Accumulated net investment income (loss)..........................................................       (645,561)
Accumulated net realized gain (loss) on investments, options and foreign currency transactions....        (40,609)
Net unrealized appreciation (depreciation) on investments, options, forward foreign currency
   contracts, and foreign currency translation....................................................        864,541
                                                                                                     ------------
NET ASSETS........................................................................................   $ 28,647,814
                                                                                                     ============
NET ASSET VALUE, per share........................................................................   $      19.07
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).......     17,231,908
                                                                                                     ============


Page 10                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2015 (a)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $193,504)............................................   $  2,176,656
                                                                                                     ------------
   Total investment income........................................................................      2,176,656
                                                                                                     ------------

EXPENSES:
Investment advisory fees..........................................................................      1,149,864
Interest and fees on loan.........................................................................        133,556
Administrative fees...............................................................................         45,304
Audit and tax fees................................................................................         44,700
Printing fees.....................................................................................         37,500
Custodian fees....................................................................................         28,976
Transfer agent fees...............................................................................          8,579
Listing expense...................................................................................          6,312
Trustees' fees and expenses.......................................................................          5,110
Legal fees........................................................................................          3,189
Financial reporting fees..........................................................................          3,083
Other.............................................................................................          6,355
                                                                                                     ------------
   Total expenses.................................................................................      1,472,528
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)......................................................................        704,128
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments....................................................................................      1,103,724
   Written option transactions....................................................................       (266,209)
   Foreign currency transactions..................................................................       (142,752)
                                                                                                     ------------
Net realized gain (loss)..........................................................................        694,763
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments....................................................................................     (2,805,917)
   Written options held...........................................................................      1,553,030
   Forward foreign currency contracts.............................................................        939,717
   Foreign currency translation...................................................................      1,177,711
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)..............................................        864,541
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................................      1,559,304
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................................   $  2,263,432
                                                                                                     ============


(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.


                        See Notes to Financial Statements                Page 11

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        PERIOD
                                                                                        ENDED
                                                                                    12/31/2015 (a)
                                                                                    --------------
OPERATIONS:
Net investment income (loss)......................................................   $    704,128
Net realized gain (loss)..........................................................        694,763
Net change in unrealized appreciation (depreciation)..............................        864,541
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations...................      2,263,432
                                                                                     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................     (1,206,937)
Net realized gain.................................................................       (878,124)
                                                                                     ------------
Total distributions to shareholders...............................................     (2,085,061)
                                                                                     ------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.........................................................    329,129,443
Cost of shares redeemed...........................................................             --
Offering costs....................................................................       (660,000)
                                                                                     ------------
Net increase (decrease) in net assets resulting from shareholder transactions.....    328,469,443
                                                                                     ------------
Total increase (decrease) in net assets...........................................    328,647,814

NET ASSETS:
Beginning of period...............................................................             --
                                                                                     ------------
End of period.....................................................................   $328,647,814
                                                                                     ============
Accumulated net investment income (loss) at end of period.........................   $   (645,561)
                                                                                     ============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...........................................             --
Shares sold.......................................................................     17,231,908
                                                                                     ------------
Shares outstanding, end of period.................................................     17,231,908
                                                                                     ============


(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.


Page 12                  See Notes to Financial Statements

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED DECEMBER 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................  $  2,263,432
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
      Purchases of investments......................................................  (425,874,630)
      Sales of investments..........................................................    17,460,206
      Proceeds from written options.................................................     4,954,634
      Amount paid to close written options..........................................    (1,513,052)
      Net realized gain/loss on investments and written option transactions.........      (837,515)
      Net change in unrealized appreciation/depreciation on investments and
         written options held.......................................................     1,252,887
      Net change in unrealized appreciation/depreciation on forward foreign
         currency contracts.........................................................      (939,717)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in dividends receivable..............................................      (509,596)
      Increase in prepaid expenses..................................................        (5,869)
      Increase in interest and fees on loan payable.................................       133,051
      Increase in offering costs payable ...........................................       258,000
      Increase in investment advisory fees payable..................................       390,558
      Increase in audit and tax fees payable........................................        44,700
      Increase in printing fees payable.............................................        37,315
      Increase in administrative fees payable.......................................        45,304
      Increase in custodian fees payable............................................        28,976
      Increase in transfer agent fees payable.......................................         8,579
      Increase in Trustees' fees and expenses payable...............................           196
      Increase in financial reporting fees payable..................................           771
      Increase in other liabilities payable.........................................         2,788
                                                                                      ------------
CASH USED IN OPERATING ACTIVITIES...................................................                 $  (402,798,982)
                                                                                                     ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares sold................................................   329,129,443
      Distributions to Common Shareholders from:
         Net investment income......................................................    (1,206,937)
         Net realized gain..........................................................      (878,124)
      Offering Costs................................................................      (660,000)
      Proceeds from Euro borrowings ................................................    90,305,698
      Effect of exchange rate changes on Euro Borrowings (a)........................    (1,192,200)
                                                                                      ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.........................................                     415,497,880
                                                                                                     ---------------
Increase in cash and foreign currency (b)...........................................                      12,698,898
Cash and foreign currency at beginning of period....................................                              --
                                                                                                     ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD..........................................                 $    12,698,898
                                                                                                     ===============


(a) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(14,489), which does not include the effect of exchange rate changes on Euro borrowings.


                        See Notes to Financial Statements                Page 13

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                             FOR THE PERIOD
                                             9/24/2015 (a)
                                                THROUGH
                                               12/31/2015
                                             --------------
Net asset value, beginning of period........   $    19.10
                                               ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................         0.04
Net realized and unrealized gain (loss).....         0.05
                                               ----------
Total from investment operations............         0.09
                                               ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................        (0.07)
Net realized gain...........................        (0.05)
                                               ----------
Total distributions.........................        (0.12)
                                               ----------
Net asset value, end of period..............   $    19.07
                                               ==========
Market value, end of period.................   $    17.16
                                               ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b)...         0.52%
                                               ==========
TOTAL RETURN BASED ON MARKET VALUE (b)......       (13.61)%
                                               ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........   $  328,648
Ratio of total expenses to average net
   assets...................................         1.72% (c)
Ratio of net expenses to average net assets
   excluding interest expense...............         1.56% (c)
Ratio of net investment income (loss) to
   average net assets.......................         0.82% (c)
Portfolio turnover rate.....................            5%
INDEBTEDNESS:
Total loan outstanding (in 000's)...........   $   89,113
Asset coverage per $1,000 of
   indebtedness (d).........................   $    4,688

-----------------------------

(a) The Fund was seeded on August 20, 2015 and commenced operations on September 24, 2015.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per Common Share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2015


                                1. ORGANIZATION

First Trust Dynamic Europe Equity Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on May 11, 2015, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FDEU" on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income, with a secondary focus on capital appreciation. The Fund pursues its objective by investing under normal market conditions at least 80% of its Managed Assets (as defined below) in a portfolio of equity securities of European companies of any market capitalization. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts and other equity securities listed on any national or foreign exchange (excluding The Nasdaq(R) Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Over-the-counter options contracts are fair valued at the closing price in the market of the underlying contracts where such contracts are principally traded.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service or by certain independent dealers in such contracts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2015


which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statement;

      9) the existence of merger proposals or tender offers that might affect the value of the security;

     10) the value of similar foreign securities traded on other foreign markets;

     11)    ADR trading of similar securities;

     12)    closed-end fund trading of similar securities;

     13)    foreign currency exchange activity;

     14) the trading prices of financial products that are tied to baskets of foreign securities;

     15)    factors relating to the event that precipitated the pricing problem;

     16)    whether the event is likely to recur; and

     17) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Operations. When the forward contract is closed, the Fund records a

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2015


realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss would be included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganizing process. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At December 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                                                      Gross Amounts
                                                                                    not Offset in the
                                                                                      Statement of
                                                                Net Amounts of   Assets and Liabilities
                                             Gross Amounts     Assets Presented  -----------------------
                        Gross Amounts of     Offset in the     in the Statement               Collateral
                           Recognized     Statement of Assets   of Assets and     Financial    Amounts
                         Amounts Assets     and Liabilities      Liabilities     Instruments   Received   Net Amount
---------------------------------------------------------------------------------------------------------------------
Forward Foreign
   Currency Contracts*  $     939,717     $        --          $     939,717     $    --      $   --      $  939,717

* The respective counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.


                                                                                      Gross Amounts
                                                                                    not Offset in the
                                                                Net Amounts of        Statement of
                                                                 Liabilities     Assets and Liabilities
                        Gross Amounts of     Gross Amounts     Presented in the  -----------------------
                           Recognized        Offset in the       Statement of                 Collateral
                            Amounts       Statement of Assets     Assets and      Financial    Amounts
                          Liabilities       and Liabilities      Liabilities     Instruments   Received   Net Amount
---------------------------------------------------------------------------------------------------------------------
Written Options         $   2,154,761     $        --          $   2,154,761     $    --      $   --      $2,154,761


E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain/loss on foreign currency transactions" on the Statement of Operations.
The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2015


F. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by the Advisor, and consistent with the Fund's investment objective in an amount up to 40% of the value of its Managed Assets. The Fund will write (sell) a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor, the Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered call options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund distributes to holders of its Common Shares monthly distributions of all or a portion of its net income after the payment of interest in connection with leverage used by the Fund. In addition to regular monthly distributions, for two years following the Fund's initial public offering, the Fund intends to pay quarterly distributions in cash to Common Shareholders if certain conditions are met. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions are automatically reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2015


December 31, 2015, primarily a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $142,752 and an increase to accumulated net realized gain (loss) of $142,752. There was no change to paid-in-capital. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal period ended December 31, 2015, was as follows:

Distributions paid from:                             2015
Ordinary income..............................   $    2,085,061

As of December 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................   $      294,156
Undistributed capital gains..................               --
                                                --------------
Total undistributed earnings.................          294,156
Accumulated capital and other losses.........               --
Net unrealized appreciation (depreciation)...         (115,785)
                                                --------------
Total accumulated earnings (losses)..........          178,371
Other........................................               --
Paid-in capital..............................      328,469,443
                                                --------------
Net assets...................................   $  328,647,814
                                                ==============

H. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2015, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2015 remains open for audit. As of December 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $660,000 were recorded as a reduction of the proceeds from sales from the sale of Common Shares during the period ended December 31, 2015.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.10% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2015


Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas, formerly Chief Financial Officer and Treasurer of the Fund, to serve as the President and Chief Executive Officer and Mr. Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended December 31, 2015, were $426,215,580 and $17,460,206, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at December 31, 2015, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.

                                                   ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                                     ----------------------------------------------  ----------------------------------------------
DERIVATIVE                                STATEMENT OF ASSETS AND                         STATEMENT OF ASSETS AND
INSTRUMENT            RISK EXPOSURE         LIABILITIES LOCATION           VALUE            LIABILITIES LOCATION           VALUE
--------------------  -------------  ----------------------------------  ----------  ----------------------------------  ----------
Forward foreign       Currency Risk  Unrealized appreciation on                      Unrealized depreciation on
  currency contracts                 forward foreign currency contracts  $  939,717  forward foreign currency contracts  $       --

Written Options       Equity Risk    Options written, at value           $       --  Options written, at value           $2,154,761


The following table presents the amount of net realized gain(loss) and change in net unrealized appreciation (depreciation) recognized for the period ended December 31, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
---------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts  $        --
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                       939,717
EQUITY RISK EXPOSURE
Net realized gain (loss) on written option transactions            (266,209)
Net change in unrealized appreciation (depreciation) on written
   options held                                                   1,553,030

During the period ended December 31, 2015, notional values of forward foreign currency contracts opened and closed were $72,000,000 and $0, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                               DECEMBER 31, 2015


Written option activity for the Fund for the fiscal year-to-date period (September 24, 2015 through December 31, 2015) was as follows:

                                                    NUMBER OF
WRITTEN OPTIONS                                     CONTRACTS    PREMIUMS
---------------------------------------------------------------------------
Options outstanding at September 24, 2015                   --  $        --
Options Written                                          5,140    4,954,634
Options Expired                                          (769)     (761,322)
Options Exercised                                           --           --
Options Closed                                            (937)    (485,521)
                                                    ----------  -----------
Options outstanding at December 31, 2015                 3,434  $ 3,707,791
                                                    ==========  ===========

                                 6. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $117,000,000. The borrowing rate under the revolving credit facility is equal to the Euro rate of the 6-month LIBOR plus 77.5 basis points. As of December 31, 2015, the Fund had two loans outstanding under the revolving credit facility totaling $89,113,498 (82,000,000 EUR). For the period ended December 31, 2015, the average amount outstanding was $72,120,293 (66,142,857 EUR). The high and low annual interest rates during the period ended December 31, 2015 were 0.7949% and 0.7859%, respectively, and the weighted average interest rate was 0.7897%. The interest rate at December 31, 2015 was 0.7859%. The Fund does not pay a commitment fee unless the loan balance drops below 75% of total commitment, which results in a fee of 0.25% and is included in "Interest and fees on loan" on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.

On January 20, 2016, the Fund declared a distribution of $0.121 per Common Share to Common Shareholders of record on February 3, 2016, payable February 16, 2016.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Dynamic Europe Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2015, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the period from September 24, 2015 (commencement of operations) through December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Dynamic Europe Equity Income Fund, as of December 31, 2015, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period from September 24, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 63.77% of its ordinary income distributions (including short-term capital gains, if applicable) for the year ended December 31, 2015. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2015, qualify for corporate dividends received deduction available to corporate shareholders.

The Fund meets the requirements of Section 853 of the Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $2,374,555 (representing a total of $0.14 per share). The total amount of taxes paid to such countries is $168,724 (representing a total of $0.01 per share).

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

EMERGING MARKETS RISK: Investments in securities of issuers located in emerging market countries are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

EUROPEAN MARKETS RISK: Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union ("EU"), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)


and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

FOREIGN CURRENCY RISK: The Fund will engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, thus subjecting the Fund to foreign currency risk. The Fund's exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund will seek to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be successful and the Fund will incur costs associated with such strategies.

GEOGRAPHIC CONCENTRATION RISK: The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund will concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states. In addition, the Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

REAL ESTATE INVESTMENT TRUST (REIT) RISK: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk and the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

MARKET DISRUPTION AND GEOPOLITICAL RISK: Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the European and world economies and markets generally, each of which may negatively impact the Fund's investments. For example, there have been various events throughout Europe, including Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine and the political uncertainty and market turmoil in Greece, that have recently had and may continue to have an adverse impact on European and global markets. It is possible, for instance, that the events occurring in Russia could result in, among other things, Russia withholding its natural gas supply from other European countries, which has the potential to harm the economies and markets of such countries. The events occurring in one country or region (including non-European countries and regions) may spread through, or otherwise effect, other countries and regions across Europe and therefore adversely impact the Fund's investments in such countries and regions.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)


REDENOMINATION RISK: Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or sell. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Dynamic Europe Equity Income Fund (the "Fund"), including the Independent Trustees, approved the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor"), the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, the Advisor and Henderson Global Investors (North America) Inc. (the "Sub-Advisor"), and the Investment Sub-Sub-Advisory Agreement (the "Sub-Sub-Advisory Agreement") among the Fund, the Advisor, the Sub-Advisor and Henderson Investment Management Limited (the "Sub-Sub-Advisor" and, together with the Sub-Advisor, "Henderson"), for an initial two-year term at a meeting held on July 27, 2015. The Sub-Sub-Advisory Agreement, the Sub-Advisory Agreement and the Advisory Agreement are collectively referred to as the "Agreements." The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and Henderson in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor and Henderson to the Fund (including the relevant personnel responsible for these services and their experience); the proposed advisory fee, sub-advisory fee and sub-sub-advisory fee for the Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor and Henderson; estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and Henderson; any fall-out benefits to the Advisor and Henderson; and a summary of the Advisor's and Henderson's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and Henderson. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor; the Fund, the Advisor and the Sub-Advisor; and the Fund, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services to be provided by the Advisor and Henderson under the Agreements, and noted that employees of the Advisor provide management services to other investment companies in the First Trust fund complex with diligence and care. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed the services to be provided by the Advisor to the Fund, including management of the option overlay strategy for the Fund and the oversight of Henderson. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring First Trust's Alternatives Investment Team's and Henderson's compliance with the 1940 Act and the Fund's investment objective and policies. The Board noted the efforts expended by the Advisor in organizing the Fund and making arrangements for entities to provide services to the Fund. With respect to the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the Board noted the background and experience of Henderson's portfolio management team and the Sub-Sub-Advisor's investment style, noting in particular that the Sub-Advisor will be responsible for compliance oversight of the Sub-Sub-Advisor. At the meeting, the Trustees received a presentation from representatives of Henderson and were able to ask questions about Henderson and its proposed investment strategies for the Fund. Henderson's representatives stated that Henderson provides advisory services to other registered investment companies and thus has familiarity with the requirements of the 1940 Act. Since the Fund is newly organized, the Board could not consider investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor, the Sub-Advisor and the Sub-Sub-Advisor under the Agreements are expected to be satisfactory.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)


The Board considered that First Trust proposed an advisory fee equal to the annual rate of 1.10% of managed assets, and that out of this fee the Advisor would pay the Sub-Advisor a fee equal to the annual rate of 0.50% of managed assets allocated to the Sub-Advisor and the Sub-Advisor would pay the Sub-Sub-Advisor a fee equal to the annual rate of 0.35% of those managed assets. The Board reviewed data prepared by Management Practice, Inc. ("MPI"), an independent source, showing the proposed advisory fee and the estimated expense ratio assuming an asset level for the Fund as compared to the advisory fees and expense ratios of a peer group comprised of the Fund and four other closed-end funds investing in global or foreign equity securities with a focus on European investment securities selected by MPI. The Board noted that the Fund's proposed contractual advisory fee was higher than the median of the MPI peer group. The Board also noted that none of the funds in the MPI peer group utilized an advisor/sub-advisor management structure. The Board considered the proposed sub-advisory fee rate and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to the Sub-Advisor would be paid by the Advisor from its advisory fee and that the sub-sub-advisory fee would be paid by the Sub-Advisor from its sub-advisory fee. The Board also considered the terms of a proposed relationship agreement between the Advisor and Sub-Advisor, which would expire four years after the date of the first public offering of the Fund (the "Expiration Date"). The Board noted that under the proposed terms of the relationship agreement, the Advisor would reimburse the Sub-Advisor for a percentage of the Fund's underwriting and offering costs paid by the Sub-Advisor in the event the Sub-Advisor is terminated prior to the Expiration Date (except for certain defined events that constitute "termination for cause"). The Board considered the Advisor's and Henderson's statements that they do not provide investment advisory services to any funds that have similar investment objectives and policies as the Fund. The Board also considered information provided by Henderson as to the fees it charges to other funds managed by the portfolio managers, noting that the Sub-Advisor's sub-advisory fee for the Fund was lower than or equal to the fee Henderson charges to these clients. On the basis of all the information provided on the fees and estimated expenses of the Fund, the Board concluded that the advisory, sub-advisory and sub-sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services expected to be provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisor under the Agreements.

The Board considered the Advisor's representation that the proposed advisory fee was not structured to pass the benefits of any economies of scale on to shareholders. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the First Trust fund complex and noted that the Advisor was unable to estimate the profitability of the Advisory Agreement to the Advisor. The Board noted that Henderson also was unable to estimate the profitability of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement to the Sub-Advisor and Sub-Sub-Advisor, respectively, and considered that the sub-advisory and sub-sub-advisory fee rates were negotiated at arm's length with unaffiliated third parties, and that the Advisor would pay the Sub-Advisor from its advisory fee and the Sub-Advisor would pay the Sub-Sub-Advisor from its sub-advisory fee. The Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services to be provided pursuant to a separate Fund Reporting Services Agreement. The Board considered fall-out benefits described by Henderson that may be realized from its relationship with the Fund, noting that Henderson does not use soft-dollar arrangements other than for proprietary research.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, as required by the 1940 Act, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
   POSITION WITH THE FUND          SERVICE(2)                  DURING PAST 5 YEARS                   TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;         120        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                       Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services, Inc.             120        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                 Investor Services,
120 East Liberty Drive,         o Since Fund                                                                      Inc., ADM
  Suite 400                       Inception                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial             120        Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                    Company of
120 East Liberty Drive,         o Since Fund                                                                      Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating              120        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 East Liberty Drive,         o Since Fund        Harapan Education Foundation (Educational                     Transport, Inc.
  Suite 400                       Inception         Products and Services); President and Chief                  (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                     May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President
                                                    (June 2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Three-Year Term   Chief Executive Officer, First Trust               120        None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 East Liberty Drive,         o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company/Investment Advisor) and
D.O.B.: 09/55                                       Stonebridge Advisors LLC (Investment
                                                    Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES       TERM OF OFFICE AND                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND             LENGTH OF SERVICE                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief         o Indefinite Term           Managing Director and Chief Financial Officer
120 E. Liberty Drive,  Executive Officer                                       (January 2016 to Present), Controller (January 2011
  Suite 400                                        o Since January 2016        to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.


W. Scott Jardine       Secretary and Chief         o Indefinite Term           General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,  Legal Officer                                           First Trust Portfolios L.P.; Secretary and General
  Suite 400                                        o Since Fund Inception      Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                                              Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist    Vice President              o Indefinite Term           Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
  Suite 400                                        o Since Fund Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B: 02/70


Kristi A. Maher        Chief Compliance Officer    o Indefinite Term           Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,  and Assistant Secretary                                 and First Trust Portfolios L.P.
  Suite 400                                        o Chief Compliance
Wheaton, IL 60187                                    Officer since
D.O.B.: 12/66                                        Fund Inception

                                                   o Assistant Secretary
                                                     since Fund Inception


Donald P. Swade        Treasurer, Chief Financial  o Indefinite Term           Vice President (April 2012 to Present), First
120 E. Liberty Drive,  Officer and Chief                                       Trust Advisors L.P. and First Trust Portfolios L.P.,
  Suite 400            Accounting Officer          o Since January 2016        Vice President (September 2006 to April 2012),
Wheaton, IL 60187                                                              Guggenheim Funds Investment Advisors,
D.O.B.: 08/72                                                                  LLC/Claymore Securities, Inc.

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

              FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND (FDEU)
                         DECEMBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios L.P.) or 1-800-222-6822 (First Trust Advisors L.P.).

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Milk Street
Boston, MA 02109

TRANSFER AGENT
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2013 and $53,000 for 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2013 and $0 for 2014.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2013 and $0 for 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2013 and $5,200 for 2014.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2013 and $0 for 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2013 and $0 for 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                                     (b) 0%
                                     (c) 0%
                                     (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2013 were $5,200 and $38,000 for the Registrant and the Registrant's investment adviser, respectively and for 2014 were $5,200 and $8,500 for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                    HENDERSON INVESTMENT MANAGEMENT LIMITED
                         PROXY POLICIES AND PROCEDURES
                              AS OF JUNE 14, 2012

It is the intent of Henderson Investment Management Limited ("HIML") to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

1.    Responsibilities

      The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.    Service Providers

      HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

      Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.    Voting Guidelines

      HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

3.1.  International Corporate Governance Policy

      International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a 'one size fits all' policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

      Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.

3.2.  Corporate Objective

      The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.3.  Disclosure and Transparency

      Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

      Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

3.4.  Boards of Directors

      Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

      o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

      o Monitoring the effectiveness of the company's governance practices and making changes as needed.

      o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

      o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

      o Ensuring a formal and transparent board nomination and election process.

      o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

      o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

      o     Overseeing the process of disclosure and communications.

      The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

      Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge.
      Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

      Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure. When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

3.5.  Shareholder Rights

      All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

      Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

      We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

3.6.  Audit and Internal Control

      Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

      Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

3.7.  Remuneration

      Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

      The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

      Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

      Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

      When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

            o the overall potential cost of the scheme, including the level of dilution the issue price of share options relative to the market price

            o the use of performance conditions aligning the interests of participants with shareholders the holding period i.e., the length of time from the award date to the earliest date of exercise the level of disclosure.

4.    Voting Procedures

      The procedure for casting proxy votes is as follows:

      1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

      2.    ISS notifies Henderson of meetings via its ProxyExchange website.

      3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

      4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

      5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

      6. Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

      7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the ProxyExchange website and voting instructions are executed by the custodians.

5.    Share Blocking

      In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

6.    Conflicts of Interest

      For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

      Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

      Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

      The following are examples of situations where a conflict may exist:

      o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

      o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

      o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

      o Fund of Fund's Relationship - HIML may have a conflict where it manages a fund of funds that invests in other affiliated Henderson funds, and the underlying affiliated fund is soliciting votes for a proxy.

      It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.

7.    Proxy Committee

      The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever an actual or potential conflict of interest is identified.

      Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

      The Proxy Committee will review each item referred to it to determine if an actual or potential conflict of interest indeed exists. If the Proxy Committee determines that no actual or potential conflict exists, then the proxy will be voted as it otherwise would have been under these procedures. If the Proxy Committee determines that an actual or potential conflict exists, then it will review the issue and instruct ISS to: (1) vote based on ISS' recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit. With respect to a conflict that arises due to (a) a business transaction involving Henderson Group PLC and the company soliciting the proxy, or (b) a Fund of funds relationship described above only options (1)-(3) above shall be available.

      For each matter where the Proxy Committee determines an actual or potential conflict exists, the Proxy Committee will produce a Conflicts Report that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. To the extent the Proxy Committee instructs ISS to vote in accordance with the recommendation of the investment professional responsible for the account, the Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

Information provided as of December 31, 2015

Henderson Global Investors (North America) Inc., a registered investment adviser ("HGINA" or the "Sub-Advisor"), is the Fund's sub-adviser and provides U.S. regulatory and compliance oversight to the Fund and HIML (as defined below). HGINA is a Delaware corporation and provides investment management services to SEC-registered mutual funds, other pooled investment vehicles and institutional accounts. The principal offices of HGINA are located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois.

HGINA is an indirect, wholly-owned subsidiary of Henderson Group plc ("Henderson Group"), which is the parent company of an asset management group. Henderson Group, founded in 1934, is a global asset management firm providing a full spectrum of investment products and services to institutions and individuals around the world. The Advisor, the Sub-Advisor and the Fund have engaged Henderson Investment Management Limited ("HIML" or the "Sub-Sub-Advisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of Henderson Group, pursuant to an investment sub-advisory agreement among the Fund, the Advisor, HGINA and HIML. Investment professionals of HIML render portfolio management, research or trading services to certain clients of HGINA, including the Fund. HIML will be responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy.

The members of the portfolio management team responsible for the day-to-day management of the Fund's investment portfolio other than the Option Overlay Strategy are Alex Crooke and Ben Lofthouse. The members of the portfolio management team responsible for implementing the Option Overlay Strategy are John Gambla and Rob A. Guttschow.

1.  ALEX CROOKE
HEAD OF GLOBAL EQUITY INCOME AT HENDERSON INVESTMENT MANAGEMENT
LIMITED ("HENDERSON")

Alex Crooke is a portfolio manager with more than 25 years of investment management experience. Mr. Crooke is currently head of the Henderson Global Equity Income team, which encompasses the firm's key equity income products. Prior to joining Henderson, Alex was an Investment Analyst at Equitable Life Assurance Society responsible for US Equity Research. In 1994, Mr. Crooke joined Henderson as a Fund Manager and was responsible for UK and European Investments. He was named Director of UK Investment Trusts in 2001. Mr. Crooke has managed several funds during his 20 plus years at Henderson Global Investors, including currently managing the Henderson Global Equity Income Fund, the Henderson Dividend & Income Builder Fund, Henderson High Income Investment Trust and the Bankers Investment Trust.

2.  BEN LOFTHOUSE, CFA
PORTFOLIO MANAGER FOR THE GLOBAL EQUITY INCOME TEAM AT HENDERSON

Ben Lofthouse, CFA, is the portfolio manager of the Henderson Global Equity Income Fund and the Henderson Dividend & Income Builder Fund, and has been a member of the Henderson Global Equity Income team since 2004. In addition, Mr. Lofthouse has co-managed the Global Equity Income OEIC since May 2012, and has managed the Henderson International Income Trust plc since its launch in April 2011. Mr. Lofthouse joined Henderson in 2004 as an Investment Analyst and Assistant Fund Manager having previously trained as a Chartered Accountant with PricewaterhouseCoopers in its Banking and Capital Markets division. Mr. Crooke also worked in the PricewaterhouseCoopers Business Recovery Services team.

3.  JOHN GAMBLA, CFA
SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST ADVISORS L.P. ("FIRST TRUST")

Mr. Gambla has 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. He graduated Phi Beta Kappa with a Bachelor of Science in genetics and developmental biology (Cum Laude) and a Bachelor of Arts in finance (departmental distinction) from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charter holder and holds FRM and PRM designations.

4.  ROB A. GUTTSCHOW, CFA
SENIOR PORTFOLIO MANAGER FOR THE ALTERNATIVES AND ACTIVE EQUITY INVESTMENT TEAM AT FIRST TRUST

Mr. Guttschow has nearly 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. Mr. Guttschow earned a Bachelor of Science degree in engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charter holder and a member of the CFA Society of Chicago.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of December 31, 2015


                                                                                    # OF ACCOUNTS     TOTAL ASSETS
                                                                                  MANAGED FOR WHICH     FOR WHICH
                                                     TOTAL                         ADVISORY FEE IS    ADVISORY FEE
  NAME OF PORTFOLIO                              # OF ACCOUNTS       TOTAL            BASED ON         IS BASED ON
MANAGER OR TEAM MEMBER   TYPE OF ACCOUNTS           MANAGED          ASSETS          PERFORMANCE       PERFORMANCE
                         ----------------
1.  Alex Crooke          Registered Investment         3         $3,997,765,345
                         Companies:
                         Other Pooled                  3         $1,473,134,466           1           $289,862,116
                         Investment Vehicles:
                         Other Accounts:
2.  Ben Lofthouse        Registered Investment         3         $3,997,765,345
                         Companies:
                         Other Pooled                  4         $  995,381,605           1           $  1,728,002
                         Investment Vehicles:
                         Other Accounts:
3.  John Gambla          Registered Investment         6         $   294.2mm              0                 0
                         Companies:
                         Other Pooled
                         Investment Vehicles:
                         Other Accounts:                         $     0.6mm              0                 0
4.  Rob Guttschow        Registered Investment         6         $   294.2mm              0                 0
                         Companies:
                         Other Pooled
                         Investment Vehicles:
                         Other Accounts:                         $     0.6mm              0                 0


POTENTIAL CONFLICTS OF INTERESTS

HENDERSON, POTENTIAL CONFLICTS OF INTERESTS

      PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Henderson has adopted a Code of Ethics to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code of Ethics does not purport to comprehensively cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

      The portfolio managers responsible for managing the Funds may currently or in the future also manage one or more other accounts. Other than potential conflicts between investment strategies, the side-by-side management of a Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g., allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

      PORTFOLIO MANAGEMENT COMPENSATION. The following is a summary of the compensation received by Henderson's investment professionals for all accounts managed and not just for the Fund. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

      o     Pre-defined, objective, measurable investment performance
      o     Performance goals that are ambitious, but attainable
      o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

      The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. "Profitable asset growth" refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

      Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, none of the Funds charge performance-related fees.

      A summary of the compensation package is as follows:

      o     Basic Salaries: in line with or better than the industry average
      o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary
      o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth
      o     Long Term Incentive Plan: as described above
      o Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson
      o Performance-related fees: for some funds, any performance-related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund's relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund's returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

FIRST TRUST, POTENTIAL CONFLICTS OF INTERESTS

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of December 31, 2015

ALEX CROOKE AND BEN LOFTHOUSE, HENDERSON

SALARY AND BENEFITS

Base salaries are set to be competitive with the market, and are set typically within a band of +/- 5% of market median for the individual's role and responsibilities, although salary levels at or around market upper quartile may be awarded for key individuals with specialist skills, market knowledge and/or who perform critical roles, to ensure that their fixed remuneration remains market leading. Salary levels may be lower than market median for individuals who are inexperienced or new to their role, but will be moved rapidly towards to median and beyond where this is merited by individual performance. Base salaries are set to be competitive with the market, and are periodically reviewed for market competitiveness.

A range of benefits are provided to employees (including private medical insurance, disability insurance and life insurance) with a view to offering an overall remuneration package that is competitive to each local market in which Henderson operates. Fringe benefits account for a small percentage of total remuneration. Henderson also operates non-contributory pension schemes for employees. With the exception of a small number of individuals who participate in closed legacy defined benefits schemes, pension arrangements are all funded on a defined contribution basis, with contribution levels being benchmarked to the local market.

INCENTIVE ARRANGEMENTS FOR INVESTMENT PROFESSIONALS

Investment Management Incentive Plan (IMIP) IMIP is a short term incentive variable pay (bonus) framework, which is designed to reward the contribution of portfolio managers to increased profitability and quality asset growth. The total incentive pool is based on a variable share of net management fees, taking into account:

      o A 'base' element - formed of a set percentage of management fees, after deduction of direct salary and associated costs
      o A 'performance' element (which can be positive or negative) - determined as a variable share of management fees, depending on the 1 and 3 year track record of underlying funds

      o A 'growth' element - determined as a set percentage of management fees in the first 12 months from net inflows, offset by rebates and commissions and subject to a clawback for net outflows
      o A 'corporate' - determined as a variable share of management fees, after deduction of direct salary and associated costs, with the share dependent on the Group (STI) Balanced Scorecard outcome (see below)

Performance fees
For some funds, performance-related fees earned by the firm are shared with the individuals generating that performance in a transparent and agreed way. Individual performance fee allocations are also subject to mandatory deferral mechanisms and, in some cases, individuals are obliged to defer a proportion of their performance fee incentives into their own funds.

Alternative Investment Management Fund Directive (AIFMD)
Henderson complies with AIFMD, which has impacted variable pay earned by Henderson fund managers since January 1, 2015. The key implications are that, in relation to variable remuneration earned in respect of AIFMD activities:

      o The percentage of variable remuneration that must be deferred is likely to increase (up to 60% of total variable pay for the highest paid code employees).
      o It will become mandatory for at least 50% of both deferred and non-deferred variable remuneration to be delivered in units/interests of the relevant funds.

In addition, within the Global Equities team the investment managers are rewarded by their contribution to our clients' performance. A significant portion of the end of year bonus pool is distributed to the investment managers based on the performance attribution over a 1 and 3 year basis. This more closely aligns the investment managers with the performance the team has delivered to clients and rewards them for the return of the stocks they put in the portfolio.

JOHN GAMBLA AND ROB GUTTSCHOW, FIRST TRUST

The compensation structure for John Gambla and Rob Guttschow is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are generally based on a variety of factors, including, but not limited to, an individual's overall contribution to the success of the firm and the profitability of the firm.


(a)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of December 31, 2015

                  Name of Portfolio         Dollar ($) Range of
                  ------------------        --------------------
                      Manager or                Fund Shares
                     -----------                ------------
                     Team Member             Beneficially Owned
                     -----------            --------------------

                  Alex Crooke                        $0
                  Ben Lofthouse                      $0
                  John Gambla                        $0
                  Rob A. Guttschow                   $0


(b)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)     First Trust Dynamic Europe Equity Income Fund
            --------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February xx, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February xx, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February xx, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.